SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2005

FISHER SCIENTIFIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920	02-0451017
(Commission File No.)	(IRS Employer Identification No.)

Liberty Lane, Hampton, New Hampshire	03842
(Address of principal executive offices)	(Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EX-4.1 Second Supplemental Indenture, dated as of April 29, 2005

Item 1.01 Entry into a Material Definitive Agreement.

     On April 29, 2005, Fisher Scientific International Inc. (the “Company”) entered into a second supplemental indenture (the “Supplemental Indenture”) to the indenture, dated as of April 24, 2002, as first supplemented on March 7, 2003 (as so supplemented, the “Indenture”), between the Company and J.P. Morgan Trust Company, National Association, as trustee (the “Trustee”). The Indenture governs the terms of the Company’s 8 1/8% Senior Subordinated Notes due 2012 (the “Notes”).

     The Supplemental Indenture amends the Indenture by eliminating substantially all of the restrictive covenants contained in the Indenture, as described below (the “Amendments”). The Indenture provides that supplemental indentures of this type may be entered into upon receipt of consents from holders representing a majority in aggregate principal amount of the Notes. Prior to the execution of the Supplemental Indenture, the Company solicited and received the required consents to the Amendments in connection with its offer to purchase and consent solicitation for any or all of the Notes. The consent solicitation is now completed. The offer to purchase the Notes will expire at 12:00 midnight, New York City time, on May 11, 2005.

     The Amendments change the terms of the Indenture and the Notes as follows:

     (a) The Amendments eliminate the following sections of the Indenture:

Existing Section Number	Caption
Section 4.2.	Limitation on Liens
Section 4.3.	Limitation on Incurrence of Additional Indebtedness
Section 4.4.	Limitation on Restricted Payments
Section 4.5.	Limitation on Dividends and Other Payment
Restrictions Affecting Subsidiaries
Section 4.7.	Limitation on Transactions with Affiliates
Section 4.9.	Prohibition on Incurrence of Senior Subordinated Debt
Section 4.10.	Limitation on Preferred Stock of Subsidiaries
Section 4.11.	Limitation on Guarantees By Restricted Subsidiaries
Section 4.14.	Corporate Existence
Section 4.15.	Payment of Taxes and Other Claims
Section 4.16.	Maintenance of Properties and Insurance
Section 4.18.	Additional Information

     (b) The Amendments eliminate clauses (ii) and (iii) of Paragraph (a) of Section 5.1 of the Indenture, “When Company May Merge or Transfer Assets.”

     (c) The Amendments eliminate as events of default paragraphs (3), (4), (5), (6), (7) and (8) of Section 6.1 of the Indenture, “Events of Default.”

     There are no material relationships between the Trustee and the Company or any of their respective affiliates, other than the Trustee’s service as trustee under the Indenture and the Supplemental Indenture and the Trustee’s services as trustee under the indenture, dated as of August 20, 2003, between the Company and the Trustee.

     The Supplemental Indenture is filed as Exhibit 4.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of April 29, 2005, by and between Fisher Scientific International Inc. and J.P. Morgan Trust Company, National Association.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.
Date: May 2, 2005	By:	/s/ KEVIN P. CLARK
		Name:	Kevin P. Clark
		Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of April 29, 2005, by and between Fisher Scientific International Inc. and J.P. Morgan Trust Company, National Association.